SmallCap Value Account I - Class 1 and Class 2 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2014 as amended December 12, 2014 and March 31, 2015
Before you invest, you may want to review the Account's prospectus, which contains more information about the Account and its risks. You can find the Account's prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated May 1, 2014 as supplemented on June 17, 2014, July 15, 2014, November 12, 2014, December 12, 2014, February 2, 2015, March 2, 2015, and March 31, 2015, and the Statement of Additional Information dated May 1, 2014 as amended and restated November 18, 2014 and February 17, 2015, as supplemented on March 2, 2015 and March 31, 2015 (which may be obtained in the same manner as the Prospectus).
On December 9, 2014, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the SmallCap Value Account I by the SmallCap Blend Account (the “Proposed Merger”). The Proposed Merger will be submitted for shareholder vote at a Special Meeting of Shareholders of SmallCap Value Account I tentatively scheduled for April 10, 2015. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of SmallCap Value Account I in March 2015. If shareholders approve, the Proposed Merger is expected to occur on or about April 17, 2015.

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

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Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	1.09%	1.09%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Account Operating Expenses	1.23%	1.48%
Fee Waiver and Expense Reimbursement(1)(2)	(0.15)%	(0.15)%
Total Annual Account Operating Expenses after Fee Waiver and Expense Reimbursement	1.08%	1.33%

(1)   Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2015. The fee waiver will reduce the Account's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(2)    Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account’s expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.99% for Class 1 and 1.24% for Class 2 shares. It is expected that the expense limit will continue through the period ending April 30, 2015; however, Principal Variable Contracts, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Value Account I - Class 1	$110	$370	$656	$1,471
SmallCap Value Account I - Class 2	$135	$448	$789	$1,751
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 57.0% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified group of equity securities of U.S. companies with small market capitalizations at the time of each purchase. For this Account, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Value Index (as of December 31, 2013, this range was between approximately $36 million and $4.593 billion). The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account invests in real estate investment trusts.
Principal Management Corporation invests between 10% and 35% of the Account's assets in equity securities in an attempt to match or exceed the performance of the Account's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

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Principal Risks
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance of the Class 2 shares for periods prior to inception of the class (01/08/2007) reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

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Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	21.31%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-25.12%

Average Annual Total Returns (%)
For the periods ended December 31, 2013	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Value Account I - Class 1 (inception 05/01/1998)	39.76%	19.15%	8.67%
SmallCap Value Account I - Class 2 (inception 01/08/2007)	39.44%	18.86%	8.42%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	34.52%	17.64%	8.61%
Management
Investment Advisor and Portfolio Manager(s):
Principal Management Corporation

•	James W. Fennessey (since June 2, 2009), Vice President

•	Thomas L. Krutchen (since 2015), Research Analyst and Portfolio Manager

•	Randy L. Welch (since June 2, 2009), Vice President
Sub-Advisor(s) and Portfolio Manager(s):
J.P. Morgan Investment Management, Inc.

•	Phillip D. Hart (since 2012), Executive Director, head of the U.S. Behavioral Finance Small Cap Equity Group

•	Dennis S. Ruhl (since 2001), Managing Director, CIO of the U.S. Behavioral Finance Group
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

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